Therapeutics MD 8-K

Exhibit 99.1

NYSE MKT: TXMD Corporate Overview Q2 - 2014 COPYRIGHT 2014 by TherapeuticsMD

This presentation includes forward - looking statements covered by the safe harbor provision of the Private Securities Litigation Reform Act of 1995 , including predictions, estimates, and other information that might be considered forward - looking . While these forward - looking statements represent TherapeuticsMD, Inc . ’s (“TherapeuticsMD,” “we,” “us,” and “our”) current judgment on what the future holds, they are subject to risks and uncertainties, many of which are outside our control, that could cause actual results to differ materially from the results discussed in the forward - looking statements . You are cautioned not to place undue reliance on these forward - looking statements, which reflect our opinions only as of the date of this presentation . Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward - looking statements in light of new information, future events, or otherwise . Throughout this presentation, we will attempt to present some important factors relating to our business that may affect our predictions . You should also review our most recent Form 10 - K filed on March 5 , 2014 , Forms 10 - Q, our Forms 8 - K, and our other filings with the Securities and Exchange Commission, for a more complete discussion of these factors and other risks, particularly under the heading “Risk Factors . ” A PDF copy of our press releases and financial tables can be viewed and downloaded on the TherapeuticsMD website : www . therapeuticsmd . com/InvestorRelations . aspx . 1 Forward - Looking Statements

2 Two late - stage 505(b)(2) hormone therapy (“HT”) product candidates targeting multi - billion dollar U.S. markets (1)(2) Pipeline (1) PHAST Prescription Monthly by Source Healthcare Analytics. (2) Estimates per: Dr. Loyd Allen Jr ., Editor - in - Chief, International Journal of Pharmaceutical Compounding ; Tom Murry , Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian , Consultant on Gynecology and Women¹s Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society (“NAMS”). (3) Estimated U.S. sales

Combination Product TX 001 - HR E+P 3

4 Women’s Health Initiative (WHI) • Hormone Therapy is linked to Cardiovascular, Cancer and other risks • Estrogen + Progestin ( Prempro ) arm had a 24% increase in breast cancer vs. Estrogen alone History of Hormone Therapy * (1) PHAST Prescription Monthly by Source Healthcare Analytics. Inflation Adjusted Number* (2) Estimates per: Dr. Loyd Allen Jr ., Editor - in - Chief, the International Journal of Pharmaceutical Compounding ; Tom Murry , Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian , Consultant on Gynecology and Women¹s Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society (“NAMS”).

5 Bio - identical Hormone Replacement (BHRT) History of Compounding BB3

Bioidentical Progesterone vs. Non-Bioidentical Progestin

Side Effect [1]	Bioidentical Natural Progesterone	Non-Bioidentical Progestins (MPA, NETA, drosperinone)
Breast cancer	More favorable profile (E3N-EPIC study)	Increased risk
Cardiovascular	More favorable profile (PEPI trial)	Increased risk of MI, stroke, VTE
Lipid profile	More favorable profile (PEPI trial)	Less favorable effects on lipid profile (cholesterol, HDL, LDL, triglycerides)
Glucose / insulin	Improved carbohydrate metabolism (PEPI trial)	Deterioration of glucose tolerance or hyperinsulemia or both
Sleep / mood	Improved sleep efficiency [2]	No benefit on sleep properties
Quality of life	**Improvement in symptoms and overall satisfaction with bioidentical progesterone HT compared to MPA regimen [3]**	

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(1) Alone or in combination with estrogen.
(2) Caufriez, Anne, Rachel Leproult, Mireille L'Hermite-Balériaux, Myriam Kerkhofs, and Georges Copinschi. "Progesterone Prevents Sleep Disturbances and Modulates GH, TSH, and Melatonin Secretion in Postmenopausal Women." J Clin Endocrinol Metab 96.4 (2011): 614-23.
(3) Fitzpatrick, Pace, and Wiita. "Comparison of Regimens Containing Oral Micronized Progesterone or Medroxyprogesterone Acetate on Quality of Life in Postmenopausal Women: A Cross-Sectional Survey." J Womens Health Gend Based Med 9.4 (2000): 381-87.

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7 Journal of the American Medical Association September 30, 2013 CEEs ( Premarin ) were associated with a higher incidence of venous thrombosis and myocardial infarction than oral estradiol Journal of the American Medical Association October 3, 2013 Breast Cancer Risk persists for 13 years after discontinuation of CEE Menopause September 2013 “ Oral estradiol may be associated with a lower risk of stroke … compared with conventional - dose oral CEE” Estradiol vs. Conjugated Estrogens (1) Smith et al. Lower Risk of Cardiovascular Events in Postmenopausal Women Taking Oral Estradiol Compared with Oral Conjugated Equine Estrogens (CEE ) (2) Manson et al. Menopausal Hormone Therapy and Health Outcomes During the Intervention and Extended Poststopping Phases of the Women’s Health Initiative Randomized Trials (3) Shufelt et al. Hormone Therapy Dose, Formulation, Route of Delivery, and Risk of Cardiovascular Events in Women: Findings from the Women’s Health Initiative Observational Study

8 □ Meet PK 505(b)(2) thresholds x TXMD Novel Drug Design Combination of Estradiol + P rogesterone RLD = Reference Listed Drug API = Active Pharmaceutical Ingredient Converted (API) from solid / crystalline to a New Liquid Drug Form Estrace (RLD) is a tablet — 0.5 mg, 1.0 mg, and 2.0 mg Prometrium (RLD) is in suspension — 100 mg and 200 mg New solubilized drug form Achieves FDA requirements of uniformity and stability Improved functional effects (improved bioavailability, reduced variability, food effect, lowest effective dose, well tolerated ) Enabling new combinations, routes and dosages (creams, patches, etc.)

9 TX 001 - HR E+P — Phase 3 Study Combination of Estradiol + P rogesterone 2012 2013E 2014E 2015E 2016E Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Filed IND Pilot PK Studies Pivotal PK Studies NDA and PDUFA Phase 3 Vasomotor and Endometrial Protection Study TX 12-001HR Combination 17β Estradiol + Progesterone File IND Update & Phase 3 Protocol Pivotal Phase 3 clinical trial initiated Q3 ’13: The REPLENISH Trial Designed to enroll 1,750 subjects at ~70 sites Four active arms (N =400 / arm ) Placebo arm (N=150) 12 - month study with 12 week VMS Endpoints: Vasomotor : number and severity of hot flashes (4 week and 12 weeks) Endometrial safety: incidence of endometrial hyperplasia (12 months )

10 95% Upper Confidence Limit for PK Parameter Prometrium = R1 Prometrium = R2 TXMD = T Parameter Point Estimate T/R Ratio Within Subject Std. Deviation Upper 95% Confidence Bound C max 1.16 1.179 - 0.785 AUC 0 - t 1.05 0.956 - 0.542 1 10 100 0 5 10 15 20 25 30 35 40 45 50 Time (hr) Treatment=R1 Treatment=R2 Treatment=T N=62 95% Confidence Interval for PK Parameter Parameter Point Estimate T/R Ratio Within Subject Std. Deviation Upper 95% Confidence Bound C max 0.88 0.344 - 0.040 AUC 0 - t 0.93 0.409 - 0.089 Estrace = R1 Estrace = R2 TXMD = T Based on C max and AUC, both estradiol and progesterone showed relative bioequivalence (N=62) TXMD 2/200mg E2+P Single Gel - tab versus Separate 2mg Estrace ® tablet + 200mg Prometrium ® Capsule

Transdermal Development 11 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 File File IND IND E+P Update Transdermal Pilot Preclinical Pilot Phase 1 Studies Studies PK and clinical Study File File IND IND P Update Transdermal Pilot Preclinical Pilot Phase 1 Studies Studies PK and clinical 2012 2013 2014 2015

Enormous E+P HT Market Opportunity

- All in-market FDA-approved combination products contain ***non-bioidentical*** progestins
- Today's FDA-approved combination products lack innovation

Product	Progestin	U.S. Sales (est.)	Intl Sales (4)	Company
17β Estradiol + NETA / Drospirenone (Activella / FemHRT / Angeliq / others)	***Non-bioidentical***	**$ 230 mm**(1)(2)		Warner Chilcott / Bayer / novo nordisk
Premarin + MPA (Prempro / Premphase)	***Non-bioidentical***	**$ 328 mm** (1)(2)		Pfizer
Estradiol + Progesterone (custom compounded)	**Untested Bioidentical**	**$1,500 mm** (3)		**Not FDA approved**
Total Oral Combination Sales		**$2,058 mm**	**$489 mm**	

Notes:
(1) PHAST Prescription Monthly by Source Healthcare Analytics.
(2) Based on last twelve months sales through December 31, 2013.
(3) Estimate per Wulf Utian, Executive Director Emeritus and Honorary Founding President of NAMS.
(4) IMS Data

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13 Drug Quality and Security Act Signed by President on 11/27/13 Bill Highlights Establishes requirements for traditional compounding pharmacies and larger - scale outsourcing facilities. Prohibits compounding of essential copies of an FDA approved & marketed drug except in limited circumstances: Traditional compounding pharmacies may not compound essential copies regularly or in inordinate amounts, or unless there is a change in the compounded drug that produces a significant difference for an individual patient. Outsourcing facilities may not compound essential copies unless the approved drug appears on the drug shortage list, or unless there is a change in the compounded drug that produces a clinical difference for an individual patient. http://www.help.senate.gov/imo/media/Compounding_Draft_One_Pager_FINAL.pdf

14 Vulvar / Vaginal Atrophy (VVA)

Mechanism: Low Levels of Estradiol impact on the Vagina R eduction in superficial cells Parabasal cells increase Vagina changes from acidic to basic (increased pH) Most common symptoms: Vaginal Dryness, Dyspareunia, Itching/Irritation, Dysuria, Bleeding with Sexual Activity

VVA US Sales – Currently No Generics 16 (1) PHAST Prescription Monthly by Source Healthcare Analytics. (2) Based on last twelve months sales through December 31, 2013. (3) Source Healthcare Analytics (4) GlobalData 2/12 report https:www/asdreports.com/news.asp?pr_id=420 Product Compound US ($mm) Sales (!) (2)) WAC Price (1) Premarin ® Cream Equine vaginal estrogen $389 $201* Vagifem ® Tablets Vaginal Estradiol $316 $193* Estrace ® Cream Vaginal Estradiol $284 $152* Total $1,100 mm US Sales Grew 22% from June 2012 - 2013 (3) ASD analysis - global market is expected to grow to $3.1 Billion in 2019 (4)

US Sales – Large and Growing 17 * PHAST Prescription Monthly by Source Healthcare Analytics. Based on last twelve months sales through December 31, 2013. Source Healthcare Analytics GlobalData 2/12 report https:www/asdreports.com/news.asp?pr_id=420 Total Number of Prescriptions US Sales 2008 5,030,472 $ 505,917,525 2009 5,370,763 $ 630,210,685 2010 5,381,069 $ 681,598,442 2011 5,425,240 $ 768,532,546 2012 5,550,504 $ 900,519,871 2013 5,832,186 $ 1,100,833,171 “VVA market revenue has more than doubled since 2008”

Leading Estrogen Products vs. TXMD 18 TXMD Solution: VagiCap ™ Deliver an elegant patient experience Eliminate reusable plungers Less messy than creams Burning sensation eliminated Simple - to - use / no placement issues Quick dissolution Does not require a long - term device

How to Measure Efficacy – FDA Guidance for Phase 3 1. Statistical i ncrease in superficial cells 2. Statistical decrease in p arabasal cells 3. Statistical changes in vaginal pH from basic to acidic (decrease pH) Reduce most bothersome symptoms: Vaginal Dryness, Dyspareunia, Itching/Irritation, Dysuria, Bleeding with Sexual Activity

TX 004-HR Positive Phase 1



- **48 postmenopausal women with symptoms of VVA**
- **Randomized 10µg dose of TX 004-HR or placebo**
  - Self-administered 1x daily for two-week period
- **Phase 3 (12 weeks) endpoints measured in phase 1 study (2 weeks)**
- **As compared to placebo, women treated with TX 004-HR showed:**
  - Statistically significant decreases in parabasal cells ($p<0.0001$)
  - Significant increases in superficial cells ($p=0.0002$)
  - Statistically significant decreases in vaginal pH ($p=0.0002$)
  - Significant reduction in the atrophic effects on epithelial integrity and vaginal secretions
  - Not powered for most bothersome symptom (positive trends)

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VagiCap vs. Vagifem

Estradiol 25 µg


N=36
Plasma Mean Concentration (pg/mL)
Time (hr)

Estradiol 10 µg


N=36
R: Reference
T: Test
Plasma Mean Concentration (pg/mL)
Time (hr)

Key Points:

- Tmax ~ 2hours with VagiCap and ~8 hours with Vagifem
- Systemic absorption AUC (0-24 hrs) is 2-3 fold lower with Vagicap relative to Vagifem
- Suggests more drug is reaching target tissue and less drug is reaching systemic circulation

TherapeuticsMD

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What does this mean? Next Generation VVA Product 22 Early data suggests more Solubilized Estradiol is reaching target tissue and less is spilling over into blood (less systemic exposure) compared to Vagifem New technology potentially enabling new lower effective doses (4&10mcg) without the risk of systemic exposure 10 mcg dose achieves Phase 3 endpoints (other than most bothersome symptom) in only 14 days Quick dissolving gelcap enabling an elegant / positive user experience

23 Estradiol Vaginal Suppository Phase 2B/3 Study 2014 12 weeks Designed to enroll 150 - 200 subjects in each arm − Multiple Active Arms (4 mcg, 10 mcg, 25 mcg) − Placebo (n=100) Endpoints: − Cell change − Lowering of pH − Evaluation of Adverse Vaginal Effects (Dyspareunia and Dryness)

Hormone Therapy Market Opportunity 24

Extensive Patent Filings 25 Filed Provisional Non - Provisional Issued U.S. 25 8 17 2 Ex - U.S. 6 Oral combination therapeutics Bioidentical E+P HT combination Natural combination HT and formulations Oral solo therapeutics Progesterone formulations Vulvovaginal atrophy pessary Pipeline applications Opera reporting and analysis software

Milestones

2014	VVA:	Rabbit Irritation Study Results	Q2
	E+P Transdermal:	File IND for P and E+P Transdermal	Q2/Q3
	E+P Transdermal:	PK Results for P and E+P Transdermal	Q2/Q3
	E+P Oral:	International Menopausal Society Replenish Trial Poster Session	Q2
	Compounding Market:	Symphony Health Report on BHRT Size of Market	Q3
	Estradiol VagiCap:	Commence Phase 2b/III VVA Trial	Q3
	Oral Progesterone:	Complete patient enrollment: Spry Trial	Q4
	E+P Oral:	Complete patient enrollment: Replenish Trial	Q4
	IP / Patents	Annual IP Update to Patent Portfolio	Q4
2015	Oral Progesterone	Report P III/Spry Trial Results	Q1
	Estradiol VagiCap:	Complete Patient Enrollment	Q2
	Estradiol VagiCap	Report P III/VVA Trial Results	Q3
	Estradiol VagiCap:	File NDA for TX-12-003 HR in VVA	Q3
	Combination E+P:	Report Replenish Trial results	Q4
	Combination E+P:	File NDA for TX-12-001HR E+P	Q4

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Key Statistics NYSE MTK: TXMD Recent market price 1 $5.04 Shares outstanding 2 145 million Market capitalization 1 $730 Billion Cash & equivalents 2 $54 million Debt 3 $0.00 million 1 Based upon closing price April 7, 2014 2 As at December 31, 2013

Investor Contacts COPYRIGHT 2013 by TherapeuticsMD Dan Cartwright Lisa M. Wilson Chief Financial Officer President TherapeuticsMD, Inc. In - Site Communications, Inc. 561 - 961 - 1900 917 - 543 - 9932 Dan.Cartwright@TherapeuticsMD.com lwilson@insitecony.com

29 “HRT prescribed before the age of 60 has a favorable benefit/risk profile .” “Recent evidence suggests that HRT regimens containing progesterone can minimize the metabolic impact and reduce the risk of thromboembolism .” In a large observational cohort study of French teachers, after five years of use estrogen – progesterone combination, HRT was found to be associated with a significantly lower relative risk (neutral for ‘ever use’ of HRT) than for other types of combined HRT (RR 1.7 – 2.0).” “Data from a large observational study suggest that EPT with micronized progesterone carries a low risk of breast cancer with short - term use .” Latest Position Statements British Menopause Society , 2013 North American Menopause Society , 2012 The 2012 Hormone Therapy Position Statement of The North American Menopause Society, Menopause: The Journal of The North American Menopause Society Vol. 19, No. 3, pp. 257/271 The 2013 British Menopause Society & Women's Health Concern recommendations on hormone replacement therapy , Menopause Int published online May 23, 2013

Experienced Management and Drug Development Team

Management

Robert Finizio
Chief Executive Officer

vitaMed	HT	Corporate		
John Milligan *President*	**Julia Amadio** *Chief Product Officer*	**Dan Cartwright** *Chief Financial Officer*	**Dr. Sebastian Mirkin** *Chief Medical Officer*	**Dr. Joel Krasnow** *Chief Scientific Officer*

Board Members and Early Investors

Tommy Thompson *Chairman* *Former Sec HHS & Gov of Wisc*	**Cooper Collins** *Director* *Pernix*	**Nick Segal** *Director* *Seavest Capital Partners*	**Mario Family Partnership** *Ernest Mario Former CEO of Glaxo*	**Jules Musing** *Former Sr. Executive Johnson & Johnson*

Drug Development Team

- **Julia Amadio and James Pickar, M.D., F.A.C.O.G.**
  - Led development and launch of Prempro®, Premphase®, CombiPatch®, Alesse®, and Crinone®, among others
- **Lisa Rarick, M.D. and Daniel Shames, M.D.**
  - Former division Director of Reproductive and Urologic Products for FDA CDER
- **Fred Sancilio, Ph.D.**
  - Former founder and president of AAI and the innovator of multiple hormone products
- **Marlan Walker, J.D.**
  - Lead Patent Attorney
- **Steve Fontana, J.D.**
  - Author of the original estradiol patents

Proven team with a successful track record of creating shareholder value and developing some of the most successful products in the HT and birth control space

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